SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 28, 2005

                         ENTERTAINMENT PROPERTIES TRUST
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                    1-13561                     43-1790877
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission file number)        (IRS Employer
   of incorporation)                                      Identification Number)


          30 West Pershing Road, Suite 201, Kansas City, Missouri 64108
               (Address of Principal Executive Office) (Zip Code)

                                 (816) 472-1700
               Registrant's telephone number, including area code:


                                 Not Applicable
          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2005, Entertainment Properties Trust announced its results of operations and financial condition for the quarter ended March 31, 2005. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99 hereto. The information in this current report on Form 8-K, including the exhibit, is being furnished and shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C).  EXHIBITS

Exhibit No.    Description of Exhibit
------------   ----------------------

99             Press Release dated April 28, 2005.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENTERTAINMENT PROPERTIES TRUST


Date:  April 28, 2005                By  /s/ Fred L. Kennon
                                         ---------------------------------------
                                         Fred L. Kennon
                                         Vice President, Treasurer and Chief
                                         Financial Officer